Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net sales	$3,910	$3,978	$17,401	$16,908
Cost of goods sold	2,254	2,496	9,172	9,529
Research and development expense	413	365	1,474	1,402
Selling, general and administrative expenses	860	735	3,492	3,196
Amortization of intangibles	159	164	644	685
Restructuring and asset related charges - net	15	89	146	288
Separation costs	28	—	35	—
Other income (expense) - net	(665)	19	(570)	(300)
Interest expense	46	60	180	233
Income (loss) from continuing operations before income taxes	(530)	88	1,688	1,275
Provision for (benefit from) income taxes on continuing operations	7	138	484	412
Income (loss) from continuing operations after income taxes	(537)	(50)	1,204	863
Income (loss) from discontinued operations after income taxes	(12)	11	(99)	56

Net income (loss)	(549)	(39)	1,105	919

Net income (loss) attributable to noncontrolling interests	3	2	11	12

Net income (loss) attributable to Corteva	$(552)	$(41)	$1,094	$907

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.80)	$(0.08)	$1.75	$1.23
Basic earnings (loss) per share of common stock from discontinued operations	(0.02)	0.02	(0.15)	0.08
Basic earnings (loss) per share of common stock	$(0.82)	$(0.06)	$1.60	$1.31

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.80)	$(0.08)	$1.75	$1.22
Diluted earnings (loss) per share of common stock from discontinued operations	(0.02)	0.02	(0.15)	0.08
Diluted earnings (loss) per share of common stock	$(0.82)	$(0.06)	$1.60	$1.30

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	674.7	687.3	680.0	693.7
Diluted	674.7	687.3	681.4	696.0

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$4,521	$3,106
Marketable securities	9	63
Accounts and notes receivable - net	6,371	5,676
Inventories	5,667	5,432
Other current assets	767	820
Total current assets	17,335	15,097
Investment in nonconsolidated affiliates	160	134
Property, plant and equipment	9,551	9,074
Less: Accumulated depreciation	5,331	4,975
Net property, plant and equipment	4,220	4,099
Goodwill	10,465	10,408
Other intangible assets	8,301	8,876
Deferred income taxes	320	401
Other assets	2,044	1,810
Total Assets	$42,845	$40,825

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$894	$750
Accounts payable	4,398	4,039
Income taxes payable	155	207
Deferred revenue	3,579	3,287
Accrued and other current liabilities	3,099	2,103
Total current liabilities	12,125	10,386
Long-term debt	1,686	1,953
Other noncurrent liabilities
Deferred income tax liabilities	251	478
Pension and other post-employment benefits	2,434	2,271
Other noncurrent obligations	1,963	1,707
Total noncurrent liabilities	6,334	6,409

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value;1,666,667,000 shares authorized; issued at December 31, 2025 - 672,163,000 and December 31, 2024 - 685,595,000	7	7
Additional paid-in capital	27,001	27,196
Retained earnings (accumulated deficit)	(67)	55
Accumulated other comprehensive income (loss)	(2,797)	(3,469)
Total Corteva stockholders' equity	24,144	23,789
Noncontrolling interests	242	241
Total equity	24,386	24,030
Total Liabilities and Equity	$42,845	$40,825

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2025	2024
Operating activities
Net income (loss)	$1,105	$919
(Income) loss from discontinued operations after income taxes	99	(56)
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Depreciation and amortization	1,203	1,227
Provision for (benefit from) deferred income tax	(41)	(365)
Net periodic pension and OPEB (benefit) cost, net	36	160
Pension and OPEB contributions	(136)	(151)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(41)	(17)
Restructuring and asset related charges - net	147	288
Other net loss	545	383
Changes in assets and liabilities, net
Accounts and notes receivable	(261)	(705)
Inventories	(35)	1,110
Accounts payable	231	(115)
Deferred revenue	270	(86)
Other assets and liabilities	335	(296)
Cash provided by (used for) operating activities - continuing operations	$3,457	$2,296
Cash provided by (used for) operating activities - discontinued operations	(51)	(151)
Cash provided by (used for) operating activities	$3,406	$2,145
Investing activities
Capital expenditures	$(591)	$(597)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	54	5
Investments in and loans to nonconsolidated affiliates	(20)	(7)
Purchases of investments	—	(144)
Proceeds from sales and maturities of investments	135	130
Proceeds from (payments for) settlement of net investment hedge	(83)	63
Other investing activities, net	(38)	(39)
Cash provided by (used for) investing activities	$(543)	$(589)
Financing activities
Net change in borrowings (less than 90 days)	$—	$53
Proceeds from debt	1,730	3,072
Payments on debt	(1,871)	(2,885)
Repurchase of common stock	(1,071)	(1,009)
Proceeds from exercise of stock options	88	60
Dividends paid to stockholders	(475)	(458)
Other financing activities, net	(45)	(32)
Cash provided by (used for) financing activities	$(1,644)	$(1,199)
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	84	(93)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$1,303	$264
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,422	3,158
Cash, cash equivalents and restricted cash equivalents at end of period	$4,725	$3,422

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2025	2024	2025	2024
Corn	$1,386	$1,411	$7,002	$6,496
Soybean	164	154	1,878	1,927
Other oilseeds	94	87	644	653
Other	93	120	374	469
Seed	$1,737	$1,772	$9,898	$9,545

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2025	2024	2025	2024
Herbicides	$1,062	$1,031	$3,730	$3,599
Insecticides	488	490	1,669	1,715
Fungicides	272	320	1,140	1,081
Biologicals	191	169	519	476
Other	160	196	445	492
Crop Protection	$2,173	$2,206	$7,503	$7,363

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2025	2024	2025	2024
North America [1]	$545	$639	$6,271	$6,033
EMEA [2]	190	216	1,560	1,581
Latin America	884	827	1,614	1,523
Asia Pacific	118	90	453	408
Rest of World [3]	1,192	1,133	3,627	3,512
Net Sales	$1,737	$1,772	$9,898	$9,545

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2025	2024	2025	2024
North America [1]	$933	$924	$2,753	$2,627
EMEA [2]	234	232	1,550	1,543
Latin America	769	795	2,314	2,253
Asia Pacific	237	255	886	940
Rest of World [3]	1,240	1,282	4,750	4,736
Net Sales	$2,173	$2,206	$7,503	$7,363

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025		2025
Net Sales (GAAP)	$3,910		$17,401
Add: Impacts from Currency and Portfolio / Other	(88)		155
Organic Sales (Non-GAAP)	$3,822		$17,556

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING EBITDA	2025	2024	2025	2024
Seed	$124	$93	$2,636	$2,219
Crop Protection	360	461	1,350	1,272
Corporate Expenses	(38)	(29)	(138)	(115)
Operating EBITDA (Non-GAAP)	$446	$525	$3,848	$3,376

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Income (loss) from continuing operations after income taxes (GAAP)	$(537)	$(50)	$1,204	$863
Provision for (benefit from) income taxes on continuing operations	7	138	484	412
Income (loss) from continuing operations before income taxes (GAAP)	(530)	88	1,688	1,275
Depreciation and amortization	306	302	1,203	1,227
Interest income	(44)	(39)	(136)	(132)
Interest expense	46	60	180	233
Exchange (gains) losses - net [1]	84	50	181	284
Non-operating (benefits) costs - net [2]	12	42	39	174
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(58)	4	—	—
Significant items (benefit) charge [3]	602	18	658	315
Separation costs	28	—	35	—
Operating EBITDA (Non-GAAP)	$446	$525	$3,848	$3,376

1.Refer to page A-15 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2025 vs. Q4 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(85)	(5)%	$(85)	(5)%	1%	(6)%	—%	—%
EMEA	(24)	(5)%	(39)	(9)%	2%	(11)%	4%	—%
Latin America	31	2%	(55)	(3)%	—%	(3)%	5%	—%
Asia Pacific	10	3%	23	7%	2%	5%	(4)%	—%
Rest of World	17	1%	(71)	(3)%	1%	(4)%	4%	—%
Total	$(68)	(2)%	$(156)	(4)%	1%	(5)%	2%	—%

SEED
	Q4 2025 vs. Q4 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(94)	(15)%	$(94)	(15)%	(3)%	(12)%	—%	—%
EMEA	(26)	(12)%	(34)	(16)%	2%	(18)%	4%	—%
Latin America	57	7%	8	1%	7%	(6)%	6%	—%
Asia Pacific	28	31%	35	39%	9%	30%	(8)%	—%
Rest of World	59	5%	9	1%	6%	(5)%	4%	—%
Total	$(35)	(2)%	$(85)	(5)%	3%	(8)%	3%	—%

CROP PROTECTION
	Q4 2025 vs. Q4 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$9	1%	$9	1%	4%	(3)%	—%	—%
EMEA	2	1%	(5)	(2)%	3%	(5)%	3%	—%
Latin America	(26)	(3)%	(63)	(8)%	(7)%	(1)%	5%	—%
Asia Pacific	(18)	(7)%	(12)	(5)%	(1)%	(4)%	(2)%	—%
Rest of World	(42)	(3)%	(80)	(6)%	(4)%	(2)%	3%	—%
Total	$(33)	(1)%	$(71)	(3)%	(1)%	(2)%	2%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2025 vs. Q4 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(25)	(2)%	$(72)	(5)%	3%	(8)%	3%	—%
Soybeans	10	6%	9	6%	10%	(4)%	—%	—%
Other oilseeds	7	8%	7	8%	4%	4%	—%	—%
Other	(27)	(23)%	(29)	(24)%	(8)%	(16)%	1%	—%
Total	$(35)	(2)%	$(85)	(5)%	3%	(8)%	3%	—%

CROP PROTECTION PRODUCT LINE
	Q4 2025 vs. Q4 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$31	3%	$15	1%	3%	(2)%	2%	—%
Insecticides	(2)	—%	(12)	(2)%	(5)%	3%	2%	—%
Fungicides	(48)	(15)%	(55)	(17)%	2%	(19)%	2%	—%
Biologicals	22	13%	14	8%	(9)%	17%	5%	—%
Other	(36)	(18)%	(33)	(17)%	(10)%	(7)%	(1)%	—%
Total	$(33)	(1)%	$(71)	(3)%	(1)%	(2)%	2%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2025 vs. Twelve Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$364	4%	$392	5%	2%	3%	(1)%	—%
EMEA	(14)	—%	69	2%	2%	—%	(2)%	—%
Latin America	152	4%	163	4%	(3)%	7%	—%	—%
Asia Pacific	(9)	(1)%	24	2%	2%	—%	(2)%	(1)%
Rest of World	129	2%	256	3%	—%	3%	(1)%	—%
Total	$493	3%	$648	4%	1%	3%	(1)%	—%

SEED
	Twelve Months 2025 vs. Twelve Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$238	4%	$255	4%	2%	2%	—%	—%
EMEA	(21)	(1)%	58	4%	5%	(1)%	(5)%	—%
Latin America	91	6%	82	5%	2%	3%	1%	—%
Asia Pacific	45	11%	58	14%	7%	7%	(3)%	—%
Rest of World	115	3%	198	6%	4%	2%	(3)%	—%
Total	$353	4%	$453	5%	3%	2%	(1)%	—%

CROP PROTECTION
	Twelve Months 2025 vs. Twelve Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$126	5%	$137	5%	1%	4%	—%	—%
EMEA	7	—%	11	1%	—%	1%	(1)%	—%
Latin America	61	3%	81	4%	(7)%	11%	(1)%	—%
Asia Pacific	(54)	(6)%	(34)	(4)%	—%	(4)%	(1)%	(1)%
Rest of World	14	—%	58	1%	(4)%	5%	(1)%	—%
Total	$140	2%	$195	3%	(2)%	5%	(1)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2025 vs. Twelve Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$506	8%	$577	9%	3%	6%	(1)%	—%
Soybeans	(49)	(3)%	(48)	(2)%	2%	(4)%	(1)%	—%
Other oilseeds	(9)	(1)%	13	2%	3%	(1)%	(3)%	—%
Other	(95)	(20)%	(89)	(19)%	1%	(20)%	(1)%	—%
Total	$353	4%	$453	5%	3%	2%	(1)%	—%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2025 vs. Twelve Months 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$131	4%	$149	4%	—%	4%	—%	—%
Insecticides	(46)	(3)%	(32)	(2)%	(4)%	2%	(1)%	—%
Fungicides	59	5%	78	7%	—%	7%	(1)%	(1)%
Biologicals	43	9%	45	9%	(7)%	16%	—%	—%
Other	(47)	(10)%	(45)	(9)%	(6)%	(3)%	(1)%	—%
Total	$140	2%	$195	3%	(2)%	5%	(1)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Seed	$(610)	$1	$(651)	$(49)
Crop Protection	5	12	—	(175)
Corporate	3	(31)	(7)	(91)
Total significant items before income taxes	$(602)	$(18)	$(658)	$(315)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [10]		($ Per Share)
	2025	2024	2025	2024	2025	2024
1st Quarter
Restructuring and asset related charges - net [1]	$(22)	$(75)	$(17)	$(56)	$(0.02)	$(0.08)
Estimated settlement expense [2]	—	(54)	—	(41)	—	(0.06)
Gain (loss) on sale of assets [3]	—	4	—	3	—	0.01
Acquisition-related costs [4]	—	(2)	—	(1)	—	—
AltEn facility remediation charges [5]	(37)	—	(28)	—	(0.04)	—
Income tax items [6]	—	—	55	—	0.08	—
1st Quarter – Total	$(59)	$(127)	$10	$(95)	$0.02	$(0.13)

2nd Quarter
Restructuring and asset related charges - net [1]	$(79)	$(92)	$(59)	$(69)	$(0.09)	$(0.10)
Estimated settlement expense [2]	—	(47)	—	(36)	—	(0.05)
Inventory write-offs [3]	—	2	—	2	—	—
Gain (loss) on sale of assets [3]	14	3	12	2	0.02	—
Acquisition-related costs [4]	—	(3)	—	(2)	—	—
Insurance proceeds [7]	98	—	74	—	0.11	—
2nd Quarter – Total	$33	$(137)	$27	$(103)	$0.04	$(0.15)

3rd Quarter
Restructuring and asset related charges - net [1]	$(30)	$(32)	$(23)	$(24)	$(0.03)	$(0.03)
Acquisition-related costs [4]	—	(1)	—	(1)	—	—
Income tax items [6]	—	—	—	4	—	—
3rd Quarter – Total	$(30)	$(33)	$(23)	$(21)	$(0.03)	$(0.03)

4th Quarter
Restructuring and asset related charges - net [1]	$(15)	$(89)	$(11)	$(66)	$(0.02)	$(0.10)
Bayer resolution [8]	(610)	—	(470)	—	(0.70)	—
Gain (loss) on sale of assets [3]	23	—	17	—	0.03	—
Insurance proceeds [7]	—	71	—	54	—	0.08
Income tax items [6]	—	—	(132)	(120)	(0.19)	(0.17)
4th Quarter – Total	$(602)	$(18)	$(596)	$(132)	$(0.88)	$(0.19)

Annual Total [9]	$(658)	$(315)	$(582)	$(351)	$(0.85)	$(0.50)

1.Fourth, third, second and first quarter 2025 includes restructuring and asset related benefits (charges) of ($15), ($30), $(79) and $(22), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program.

Fourth, third, second and first quarter 2024 includes restructuring and asset related benefits (charges) of $(89), $(32), $(92) and $(75), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program of $(89), $(29), $(57) and $(55) for the fourth, third, second and first quarter, respectively, and to non-cash accelerated prepaid royalty amortization expense related related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits of $(35) and $(20) for the second and first quarter, respectively.

2.Second and first quarter 2024 included estimated Lorsban® related charges of $(47) and $(54), respectively.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
3.Fourth quarter 2025 includes a benefit of $23 related to the Crop Protection Operations Strategy Restructuring Program consisting of a gain on the sale of assets. Second quarter 2025 includes a benefit of $14 related to the 2022 Restructuring Actions consisting of a gain on the sale of assets.

Second and first quarter 2024 includes a benefit of $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second quarter 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

4.Second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

5.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

6.Fourth quarter 2025 includes a tax charge of $(132) related to the establishment of a valuation allowance against the net deferred tax asset position of a legal entity in Brazil (Crop Protection business). First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization.

Fourth quarter 2024 includes a tax charge of $(120) related to the establishment of a valuation allowance against the net deferred tax asset position of a legal entity in Brazil (Seed business). Third quarter 2024 includes a tax benefit of $4 related to intellectual property realignment.

7.Second quarter 2025 and fourth quarter 2024 includes proceeds received related to prior significant items.

8.Fourth quarter 2025 includes a charge relating to the resolution of litigation with Bayer.

9.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

10.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended December 31,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$(540)	$(52)	$(0.80)	$(0.08)
Less: Non-operating benefits (costs), after tax [1]	(8)	(29)	(0.01)	(0.04)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(107)	(109)	(0.16)	(0.16)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	44	(3)	0.07	(0.01)
Less: Significant items benefit (charge), after tax	(596)	(132)	(0.88)	(0.19)
Less: Separation costs, after tax	(24)	—	(0.04)	—
Operating Earnings (Loss) (Non-GAAP) [2]	$151	$221	$0.22	$0.32

	Twelve Months Ended December 31,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$1,193	$851	$1.75	$1.22
Less: Non-operating benefits (costs), after tax [1]	(36)	(127)	(0.05)	(0.18)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(434)	(459)	(0.64)	(0.67)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	—	—	—	—
Less: Significant items benefit (charge), after tax	(582)	(351)	(0.85)	(0.50)
Less: Separation costs, after tax	(31)	—	(0.05)	—
Operating Earnings (Loss) (Non-GAAP) [2]	$2,276	$1,788	$3.34	$2.57
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-13 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Operating EBITDA (Non-GAAP) [1]	$446	$525	$3,848	$3,376
Depreciation	(147)	(138)	(559)	(542)
Amortization of intangibles (post Corteva Separation)	(20)	(20)	(78)	(82)
Interest income	44	39	136	132
Interest expense	(46)	(60)	(180)	(233)
(Provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP) [1]	(61)	(80)	(702)	(604)
Base income tax rate from continuing operations (Non-GAAP) [1]	22.0%	23.1%	22.2%	22.8%
Exchange gains (losses), after tax [2]	(62)	(43)	(178)	(247)
Net (income) loss attributable to noncontrolling interests	(3)	(2)	(11)	(12)
Operating Earnings (Loss) (Non-GAAP) [1]	$151	$221	$2,276	$1,788
Diluted shares (in millions)	674.7	687.3	681.4	696.0
Operating Earnings (Loss) Per Share (Non-GAAP) [1]	$0.22	$0.32	$3.34	$2.57
1.     Refer to pages A-5 through A-9, and A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Income (loss) from continuing operations before income taxes (GAAP)	$(530)	$88	$1,688	$1,275
Add: Significant items (benefit) charge [1]	602	18	658	315
Separation costs	28	—	35	—
Non-operating (benefits) costs	12	42	39	174
Amortization of intangibles (existing as of Corteva Separation)	139	144	566	603
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(58)	4	—	—
Less: Exchange gains (losses) [2]	(84)	(50)	(181)	(284)
Income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$277	$346	$3,167	$2,651

Provision for (benefit from) income taxes on continuing operations (GAAP)	$7	$138	$484	$412
Add: Tax (expenses) benefits on significant items (benefit) charge [1]	6	(114)	76	(36)
Tax benefits on separation costs	4	—	4	—
Tax benefits on non-operating (benefits) costs	4	13	3	47
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	32	35	132	144
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(14)	1	—	—
Tax benefits on exchange gains (losses) [2]	22	7	3	37
Provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$61	$80	$702	$604

Effective income tax rate (GAAP)	(1.3)%	156.8%	28.7%	32.3%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	21.5%	(132.1)%	(5.3)%	(8.3)%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	20.2%	24.7%	23.4%	24.0%
Exchange gains (losses), net effect [2]	1.8%	(1.6)%	(1.2)%	(1.2)%
Base income tax rate from continuing operations (Non-GAAP)	22.0%	23.1%	22.2%	22.8%

1. See page A-10 for further detail on the significant items table.
2. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(81)	$47	$(254)	$(152)
Local tax (expenses) benefits	21	(12)	11	11
Net after tax impact from subsidiary exchange gains (losses)	$(60)	$35	$(243)	$(141)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$(3)	$(97)	$73	$(132)
Tax (expenses) benefits	1	19	(8)	26
Net after tax impact from hedging program exchange gains (losses)	$(2)	$(78)	$65	$(106)

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(84)	$(50)	$(181)	$(284)
Tax (expenses) benefits	22	7	3	37
Net after tax exchange gains (losses)	$(62)	$(43)	$(178)	$(247)

Noncontrolling interest adjustment	—	—	—	1

Net after tax exchange gain (loss) attributable to Corteva	$(62)	$(43)	$(178)	$(246)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Free Cash Flow (Non-GAAP)
Free Cash Flow is defined as cash provided by (used for) operating activities – continuing operations, less capital expenditures.

	Twelve Months Ended December 31,
	2025	2024
Cash provided by (used for) operating activities - continuing operations (GAAP)	$3,457	$2,296
Less: Capital expenditures	(591)	(597)
Free Cash Flow (Non-GAAP)	$2,866	$1,699